UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 14, 2006

Emisphere Technologies, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-10615	13-3306985
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

765 Old Saw Mill River Road, Tarrytown, New York		10591
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	914-347-2220

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 14, 2006, the Company's Board of Directors appointed William Rumble to the position of Principal Accounting Officer in addition to his current role as Controller, effective immediately. Mr. Rumble joined Emisphere as Controller in 2004. Prior to joining Emisphere, from 1990 to 2004, Mr. Rumble held corporate accounting positions at IBM Corporation, ICON Capital Corporation and Chrysler Capital Corporation. Prior to 1990, Mr. Rumble held positions in public accounting at KPMG Peat Marwick and Ronder & Legg, P.C., CPA's. Mr. Rumble holds a bachelor's degree in Accounting from Marist College and is a Certified Public Accountant. Mr. Rumble is 40 years old.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Emisphere Technologies, Inc.

August 16, 2006	By:	Michael M. Goldberg, M.D.

Name: Michael M. Goldberg, M.D.
Title: Chairman and Chief Executive Officer